News Release

FOR IMMEDIATE RELEASE

Wednesday, October 17, 2007

Gannett Co., Inc. Reports Third Quarter Results

McLEAN, VA - Gannett Co., Inc. (NYSE: GCI) reported today that 2007 third quarter earnings per diluted share from continuing operations were $1.01 compared with $1.08 per share in the third quarter of 2006. In the quarter, the company took $14.5 million in severance expenses and facility consolidation costs related to a number of efficiency efforts in the UK and U.S.

Commenting on the third quarter results, Craig A. Dubow, Chairman, President and Chief Executive Officer, said: "Results for the quarter reflected an improved picture in the UK, digital growth, and our strong fiscal discipline. However, the company was also unfavorably impacted by the difficult advertising environment and the relative absence of political advertising.

"On the upside, operations in the UK showed steady improvement in the quarter. Online initiatives companywide also contributed positively to results. Broadcasting revenue, excluding the effect of significantly lower political advertising, grew in the quarter due in part to Captivate as well as to online growth. But our domestic publishing properties were hindered by the slowdown in real estate - particularly in Florida and the West where we have a considerable presence.

"We kept our usual tight rein on operating expenses throughout the quarter. During the quarter we had a significant level of severance expenses and consolidation costs related to efficiency efforts that will position us well for the remainder of the year and into 2008. Lower interest expense had a positive impact as well, as did the exchange rate."

As previously reported the company completed the divestiture of five of its newspaper properties in May of 2007. Operating results for the third quarter and year-to-date exclude results from these properties which have been reclassified to income from discontinued operations.

Reported results for the current quarter and year-to-date include KTVD-TV in Denver and WATL-TV in Atlanta which the company acquired in the third quarter of 2006.

CONTINUING OPERATIONS

Total operating revenues for the company were $1.81 billion in the third quarter compared to $1.88 billion in the third quarter of 2006. The results reflect softer advertising demand at our domestic community newspapers mitigated in part by stronger results at Newsquest in the UK. The broadcasting segment benefited from solid non-political ad growth and revenue growth at Captivate and online; however, revenue was down overall due to significantly less political advertising compared to the third quarter of 2006. On a pro forma basis, assuming Gannett owned the same complement of properties in the third quarters of 2007 and 2006, total operating revenues would have been 4.0 percent lower.

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Operating cash flow (defined as operating income plus depreciation and amortization) was $473.1 million. Net income was $234.0 million in the third quarter compared to $256.2 million for the same period in 2006.

Reported operating expenses totaled $1.41 billion for the quarter, down 1.9 percent from the third quarter a year ago. The decline reflects continued cost control efforts and lower newsprint expense offset partially by the television station acquisitions, severance and accelerated depreciation expenses related to a number of efficiency efforts in the U.S. and the UK, and the higher exchange rate for the British pound. On a pro forma basis, total operating expenses were 2.1 percent lower. Corporate expenses totaled $17.8 million in the quarter, a decline of 8.2 percent from the $19.4 million reported in the third quarter of 2006.

Average diluted shares outstanding in the third quarter totaled 232,698,000 compared with 236,234,000 in 2006's third quarter. Approximately 1.1 million shares were repurchased during the quarter and 2.8 million shares year-to-date.

NEWSPAPERS

Newspaper segment operating revenues totaled $1.62 billion for the third quarter compared to $1.69 billion in the third quarter a year ago. Advertising revenues totaled $1.19 billion for the quarter, a 5.6 percent decline. Local advertising revenues were down 3.9 percent, national advertising revenues were 4.1 percent lower and classified revenues declined 7.7 percent. Results for our UK operations, Newsquest, were stronger than our U.S. operations. Advertising revenues at Newsquest were down less than one percent on a constant currency basis. In the U.S., pro forma advertising revenues were 8.4 percent lower. Operating cash flow in the third quarter for the total newspaper segment, which includes USA TODAY and our UK properties, was $407.1 million.

Total newspaper operating expenses were $1.27 billion for the quarter, a decline of $27.7 million or 2.1 percent reflecting ongoing efficiency efforts and lower newsprint expense mitigated by approximately $14.5 million in severance expenses and facility consolidation costs related to a number of efficiency efforts in the UK and U.S. Reported newsprint expense was 13.4 percent lower in the quarter compared to the third quarter a year ago driven by usage prices that were almost 4 percent lower and a decline in usage of over 10 percent.

At USA TODAY, advertising revenues decreased 6.6 percent compared with the third quarter of 2006. Paid advertising pages totaled 803 compared with 929 in the same period a year ago.

BROADCASTING

Broadcasting segment results for the quarter include WATL-TV (acquired in August 2006) and KTVD-TV (acquired in June 2006).

Broadcasting revenues (which include Captivate) were $189.5 million in the third quarter, a 3.4 percent decline from $196.2 million in the third quarter of 2006. The decline was due to substantially lower politically related advertising demand that totaled over $19 million in the third quarter of 2006. Excluding the impact of advertising demand associated with politics, net time sales revenue was 2.1 percent higher driven by growth in several categories, and better relative performance for automotive.

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Revenue growth from online and Captivate of 37.6 percent and 17.7 percent, respectively, helped to partially offset the impact of lower political spending as well. Broadcasting revenues would have been down 5.1 percent if Gannett had owned the same group of stations in both the third quarter of 2007 and 2006.

Reported broadcasting expenses were 1.4 percent higher in the quarter. On a pro forma basis, however, broadcasting costs would have been almost 1 percent lower. In the third quarter operating cash flow for the broadcasting segment totaled $79.7 million.

Reported television revenues were $184.0 million in the third quarter compared to $191.5 million in the same quarter a year ago.

NON-OPERATING ITEMS

Interest expense was $63.0 million in the third quarter, a 16.0 percent decline compared to $75.0 million in the third quarter of 2006 due to lower average debt balances. The increase in other non-operating income was due to solid results from the company's digital business investments and higher income on financial investments.

* * * *

At the end of the quarter, Gannett had more than 100 domestic publishing Web sites, including USATODAY.com, one of the most popular newspaper sites on the Web. The company also had Web sites in all of its 19 television markets. In September, Gannett's consolidated domestic Internet audience share was 21.0 million unique visitors reaching 13.4 percent of the Internet audience according to Nielsen//NetRatings. Newsquest is also an Internet leader in the UK where its network of Web sites attracted 76.5 million monthly page impressions from approximately 5.2 million unique users.

All references in this release to "comparable" revenue results and "operating cash flow" are to non-GAAP financial measures. Management believes that this use allows management and investors to analyze and compare the Company's results in a more meaningful and consistent manner. A reconciliation of the non-GAAP operating cash flow amounts to the Company's consolidated statements of income is attached.

As previously announced, the company will hold an earnings conference call at 10:00 a.m. ET today. The call can be accessed via a live Webcast through the Investor Relations section of the company's Web site, www.gannett.com, or listen-only conference lines. U.S. callers should dial 1-800-500-0177 and international callers should dial 719-457-2679 at least 10 minutes prior to the scheduled start of the call. The confirmation code for the conference call is 5648834. To access the replay, dial 1-888-203-1112 in the U.S. International callers should use the number 719-457-0820. The confirmation code for the replay is 5648834. Materials related to the call will be available through the Investor Relations section of the company's Web site Wednesday morning.

Gannett Co., Inc. is a leading international news and information company that publishes 85 daily newspapers in the USA, including USA TODAY, the nation's largest-selling daily newspaper. The company also owns nearly 1,000 non-daily publications in the USA and USA WEEKEND, a weekly

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newspaper magazine. Gannett subsidiary Newsquest is the United Kingdom's second largest regional newspaper company. Newsquest publishes nearly 300 titles, including 18 daily newspapers, and a network of prize-winning Web sites. Gannett also operates 23 television stations in the United States and is an Internet leader with sites sponsored by its TV stations and newspapers including USATODAY.com, one of the most popular news sites on the Web.

Certain statements in this press release may be forward looking in nature or "forward looking statements" as defined in the Private Securities Litigation Reform Act of 1995. The forward looking statements contained in this press release are subject to a number of risks, trends and uncertainties that could cause actual performance to differ materially from these forward looking statements. A number of those risks, trends and uncertainties are discussed in the company's SEC reports, including the company's annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward looking statements in this press release should be evaluated in light of these important risk factors.

Gannett is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this press release by wire services, Internet service providers or other media.

For investor inquiries, contact:
Jeffrey Heinz
Director, Investor Relations
703-854-6917
jheinz@gannett.com

For media inquiries, contact:
Tara Connell
Vice President of Corporate Communications
703-854-6049
tjconnel@gannett.com

# # #

CONSOLIDATED STATEMENTS OF INCOME
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)

                                            Thirteen weeks ended      % Inc
                                    Sept. 30, 2007  Sept. 24, 2006    (Dec)
Net Operating Revenues:
Newspaper advertising                 $  1,187,744     $ 1,257,753     (5.6)
Newspaper circulation                      309,143         310,153     (0.3)
Broadcasting                               189,540         196,180     (3.4)
Other                                      126,329         119,960      5.3
                                       -----------      ----------   ------
Total                                    1,812,756       1,884,046     (3.8)
                                       -----------      ----------   ------
Operating Expenses:
Cost of sales and operating
  expenses, exclusive of
  depreciation                           1,026,041       1,053,867     (2.6)
Selling, general and
  administrative expenses,
  exclusive of depreciation                313,654         315,434     (0.6)
Depreciation                                61,362          59,811      2.6
Amortization of intangible assets            8,852           8,544      3.6
                                       -----------      ----------   ------
Total                                    1,409,909       1,437,656     (1.9)
                                       -----------      ----------   ------
Operating income                           402,847         446,390     (9.8)
                                       -----------      ----------   ------
Non-operating income (expense):
Interest expense                           (63,010)        (75,040)   (16.0)
Other                                        5,787           1,700      ***
                                       -----------      ----------   ------
Total                                      (57,223)        (73,340)   (22.0)
                                       -----------      ----------   ------
Income before income taxes                 345,624         373,050     (7.4)
Provision for income taxes                 111,600         116,900     (4.5)
                                       -----------      ----------   ------
Income from continuing operations          234,024         256,150     (8.6)
                                       -----------      ----------   ------
Discontinued Operations:
Income from the operation of
  discontinued operations, net
  of tax                                         -           5,283      ***
Gain on disposal of newspaper
  businesses, net of tax                         -               -      ***
                                       -----------      ----------   ------
Net Income                            $    234,024     $   261,433    (10.5)
                                       ===========      ==========   ======
Earnings from continuing operations
  per share - basic                   $       1.01     $      1.09     (7.3)
Earnings from discontinued operations
Discontinued operations per share -
  basic                                          -            0.02      ***
Gain on disposal of newspaper
  businesses per share - basic                   -               -      ***
                                       -----------      ----------   ------
Net income per share - basic          $       1.01     $      1.11     (9.0)
                                       ===========      ==========   ======

Earnings from continuing operations
  per share - diluted                 $       1.01     $      1.08     (6.5)
Earnings from discontinued operations
Discontinued operations per share -
  diluted                                        -            0.02      ***
Gain on disposal of newspaper
  businesses per share - diluted                 -               -      ***
                                       -----------      ----------   ------
Net income per share - diluted        $       1.01     $      1.11     (9.0)
                                       ===========      ==========   ======
Dividends per share                   $       0.40     $      0.31     29.0
                                       ===========      ==========   ======

CONSOLIDATED STATEMENTS OF INCOME
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars (except per share amounts)

                                        Thirty-nine weeks ended       % Inc
                                    Sept. 30, 2007  Sept. 24, 2006    (Dec)
Net Operating Revenues:
Newspaper advertising                 $  3,690,926     $ 3,856,131     (4.3)
Newspaper circulation                      939,184         942,087     (0.3)
Broadcasting                               577,265         584,175     (1.2)
Other                                      375,600         350,131      7.3
                                       -----------      ----------   ------
Total                                    5,582,975       5,732,524     (2.6)
                                       -----------      ----------   ------
Operating Expenses:
Cost of sales and operating
  expenses, exclusive of
  depreciation                           3,136,453       3,191,399     (1.7)
Selling, general and
  administrative expenses,
  exclusive of depreciation                954,811         950,779      0.4
Depreciation                               186,910         179,662      4.0
Amortization of intangible assets           26,562          24,072     10.3
                                       -----------      ----------   ------
Total                                    4,304,736       4,345,912     (0.9)
                                       -----------      ----------   ------
Operating income                         1,278,239       1,386,612     (7.8)
                                       -----------      ----------   ------
Non-operating income (expense):
Interest expense                          (202,355)       (207,135)    (2.3)
Other                                        6,379          (1,588)     ***
                                       -----------      ----------   ------
Total                                     (195,976)       (208,723)    (6.1)
                                       -----------      ----------   ------
Income before income taxes               1,082,263       1,177,889     (8.1)
Provision for income taxes                 352,000         386,300     (8.9)
                                       -----------      ----------   ------
Income from continuing operations          730,263         791,589     (7.7)
                                       -----------      ----------   ------
Discontinued Operations:
Income from the operation of
  discontinued operations, net
  of tax                                     6,221          15,651    (60.3)
Gain on disposal of newspaper
  businesses, net of tax                    73,814               -      ***
                                       -----------      ----------   ------
Net Income                            $    810,298     $   807,240      0.4
                                       ===========      ==========   ======
Earnings from continuing operations
  per share - basic                   $       3.12     $      3.34     (6.6)
Earnings from discontinued operations
Discontinued operations per share -
  basic                                       0.03            0.07    (57.1)
Gain on disposal of newspaper
  businesses per share - basic                0.32               -      ***
                                       -----------      ----------   ------
Net income per share - basic          $       3.47     $      3.41      1.8
                                       ===========      ==========   ======

Earnings from continuing operations
  per share - diluted                 $       3.12     $      3.33     (6.3)
Earnings from discontinued operations
Discontinued operations per share -
  diluted                                     0.03            0.07    (57.1)
Gain on disposal of newspaper
  businesses per share - diluted              0.32               -      ***
                                       -----------      ----------   ------
Net income per share - diluted        $       3.46     $      3.40      1.8
                                       ===========      ==========   ======
Dividends per share                   $       1.02     $      0.89     14.6
                                       ===========      ==========   ======

BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars
Excluding discontinued operations
                                           Thirteen weeks ended       % Inc
                                    Sept. 30, 2007  Sept. 24, 2006    (Dec)
Net Operating Revenues:
Newspaper publishing                  $  1,623,216     $ 1,687,866     (3.8)
Broadcasting                               189,540         196,180     (3.4)
                                       -----------      ----------   ------
Total                                 $  1,812,756     $ 1,884,046     (3.8)
                                       ===========      ==========   ======
Operating Income
(net of depreciation
and amortization):
Newspaper publishing                  $    349,126     $   386,046     (9.6)
Broadcasting                                71,479          79,697    (10.3)
Corporate                                  (17,758)        (19,353)     8.2
                                       -----------      ----------   ------
Total                                 $    402,847     $   446,390     (9.8)
                                       ===========      ==========   ======
Depreciation and Amortization:
Newspaper publishing                  $     57,939     $    55,817      3.8
Broadcasting                                 8,270           8,367     (1.2)
Corporate                                    4,005           4,171     (4.0)
                                       -----------      ----------   ------
Total                                 $     70,214     $    68,355      2.7
                                       ===========      ==========   ======
Operating Cash Flow:
Newspaper publishing                  $    407,065     $   441,863     (7.9)
Broadcasting                                79,749          88,064     (9.4)
Corporate                                  (13,753)        (15,182)     9.4
                                       -----------      ----------   ------
Total                                 $    473,061     $   514,745     (8.1)
                                       ===========      ==========   ======

Broadcasting includes results from the company's 23 television stations and
Captivate Network, Inc. Reported results for the quarter include KTVD-TV in
Denver and WATL-TV in Atlanta which the company acquired during the third quarter of 2006, creating Gannett's second and third duopolies.  Captivate is a national news and entertainment network which delivers programming and full motion video advertising through wireless digital video screens in elevators of premier office towers.
Operating Cash Flow represents operating income for each of the company's business segments plus related depreciation and amortization expense.  See attachment for reconciliation of amounts to the Consolidated Statements of
Income.

BUSINESS SEGMENT INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars
Excluding discontinued operations
                                       Thirty-nine weeks ended        % Inc
                                    Sept. 30, 2007  Sept. 24, 2006    (Dec)
Net Operating Revenues:
Newspaper publishing                  $  5,005,710     $ 5,148,349     (2.8)
Broadcasting                               577,265         584,175     (1.2)
                                       -----------      ----------   ------
Total                                 $  5,582,975    $  5,732,524     (2.6)
                                       ===========      ==========   ======
Operating Income
(net of depreciation
and amortization):
Newspaper publishing                  $  1,114,697     $ 1,201,984     (7.3)
Broadcasting                               223,053         244,789     (8.9)
Corporate                                  (59,511)        (60,161)     1.1
                                       -----------      ----------   ------
Total                                 $  1,278,239     $ 1,386,612     (7.8)
                                       ===========      ==========   ======
Depreciation and Amortization:
Newspaper publishing                  $    176,099     $   166,715      5.6
Broadcasting                                25,452          24,481      4.0
Corporate                                   11,921          12,538     (4.9)
                                       -----------      ----------   ------
Total                                 $    213,472     $   203,734      4.8
                                       ===========      ==========   ======
Operating Cash Flow:
Newspaper publishing                  $  1,290,796     $ 1,368,699     (5.7)
Broadcasting                               248,505         269,270     (7.7)
Corporate                                  (47,590)        (47,623)     0.1
                                       -----------      ----------   ------
Total                                 $  1,491,711     $ 1,590,346     (6.2)
                                       ===========      ==========   ======
Broadcasting includes results from the company's 23 television stations and
Captivate Network, Inc. Reported results for the year include KTVD-TV in
Denver and WATL-TV in Atlanta which the company acquired during the third quarter of 2006, creating Gannett's second and third duopolies.  Captivate is a national news and entertainment network which delivers programming and full motion video advertising through wireless digital video screens in elevators of premier office towers.
Operating Cash Flow represents operating income for each of the company's business segments plus related depreciation and amortization expense.  See attachment for reconciliation of amounts to the Consolidated Statements of
Income.

NON-GAAP FINANCIAL INFORMATION
Gannett Co., Inc. and Subsidiaries
Unaudited, in thousands of dollars
"Operating cash flow", a non-GAAP measure, is defined as operating income plus depreciation and amortization of intangible assets.  Management believes that use of this measure allows investors and management to measure, analyze and compare the performance of its business segment operations at a more detailed level and in a meaningful and consistent manner.
A reconciliation of these non-GAAP amounts to the company's operating income, which the company believes is the most directly comparable financial measure calculated and presented in accordance with GAAP on the company's consolidated statements of income, follows:

Thirteen weeks ended September 30, 2007
                        Newspaper   Broadcasting   Corporate   Consolidated
                        Publishing                                 Total
Operating cash flow      $407,065     $ 79,749     $(13,753)     $473,061
Less:
Depreciation              (49,452)      (7,905)      (4,005)      (61,362)
Amortization               (8,487)        (365)           -        (8,852)
                         --------     --------     --------      --------
Operating income         $349,126     $ 71,479     $(17,758)     $402,847
                         ========     ========     ========      ========

Thirteen weeks ended September 24, 2006
                        Newspaper   Broadcasting   Corporate   Consolidated
                        Publishing                                 Total
Operating cash flow      $441,863     $ 88,064     $(15,182)     $514,745
Less:
Depreciation              (47,462)      (8,178)      (4,171)      (59,811)
Amortization               (8,355)        (189)           -        (8,544)
                         --------     --------     --------      --------
Operating income         $386,046     $ 79,697     $(19,353)     $446,390
                         ========     ========     ========      ========

Thirty-nine weeks ended September 30, 2007
                        Newspaper   Broadcasting   Corporate   Consolidated
                        Publishing                                 Total
Operating cash flow    $1,290,796     $248,505     $(47,590)   $1,491,711
Less:
Depreciation             (150,640)     (24,349)     (11,921)     (186,910)
Amortization              (25,459)      (1,103)           -       (26,562)
                        ---------     --------     --------     ---------
Operating income       $1,114,697     $223,053     $(59,511)   $1,278,239
                        =========     ========     ========     =========

Thirty-nine weeks ended September 24, 2006
                        Newspaper   Broadcasting   Corporate   Consolidated
                        Publishing                                 Total
Operating cash flow    $1,368,699     $269,270     $(47,623)   $1,590,346
Less:
Depreciation             (143,209)     (23,915)     (12,538)     (179,662)
Amortization              (23,506)        (566)           -       (24,072)
                        ---------     --------     --------     ---------
Operating income       $1,201,984     $244,789     $(60,161)   $1,386,612
                        =========     ========     ========     =========